Exhibit 99.1

D.A. Davidson 23 rd Annual Financial Institutions Virtual Conference May 5 - 6, 2021 1

2 Forward Looking Statement Disclaimer Forward - looking statements are based on management’s knowledge and belief as of today and include information concerning Heritage Commerce Corp, the holding company (the “Company”) for Heritage Bank of Commerce (the “Bank”), possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward - looking statements are subject to risks and uncertainties. For a discussion of risk factors which could cause results to differ, please see the Company’s reports on Forms 10 - K and 10 - Q as filed with the Securities and Exchange Commission and the Company’s press releases. Readers should not place undue reliance on the forward - looking statements, which reflect management's view only as of the date hereof. The Company undertakes no obligation to publicly revise these forward - looking statements to reflect subsequent events or circumstances.

3 Heritage Commerce Corp Strategy Build a significant, well diversified, community business bank in Northern California (primarily the San Francisco Bay Area) ▪ Provide a diversified mix of lending and deposit products oriented to small and medium sized business and professional organizations, non - profits, and community groups and their employees ▪ Deliver products and services through full - service branch offices located in key communities throughout the footprint ▪ Build the franchise through: ▪ Organic growth ▪ New loan team de novo office locations ▪ Mergers & Acquisitions 17 Branches

4 Heritage Commerce Corp Profile History: ▪ Heritage Bank of Commerce, a community business bank founded in 1994 headquartered in San Jose, California ▪ Heritage Commerce Corp, a California corporation organized in 1997, the holding company for Heritage Bank of Commerce Relationship Banking: ▪ Offers a full range of banking services to small and medium sized businesses, professional organizations, non - profits, and community groups and their employees using a “Consultative” relationship banking approach Core Clientele: ▪ Small to medium sized closely held businesses (and their principals and key employees) ▪ Professional organizations ▪ High net worth individuals ▪ Non - profits ▪ Community groups Specialty Expertise: ▪ Small Business Administration (“SBA”) Lending and loan sales ▪ Dental Lending ▪ Corporate Finance/Asset - Based Lending ▪ Factoring ▪ Construction Lending ▪ Cash Management ▪ Non - profit organizations, education, and churches ▪ Homeowner Association Services (“HOA”)

5 Heritage Commerce Corp Recent Highlights ▪ Acquired Bay View Funding in 4Q14 ▪ Acquired Focus Business Bank in 3Q15 ▪ Acquired Tri - Valley Bank (“Tri - Valley”) in 2Q18 ▪ Acquired United American Bank (“United American”) in 2Q18 ▪ Acquired Presidio Bank (“Presidio”) in 4Q19 (the largest acquisition in our history) ▪ Adopted the Current Expected Credit Loss (“CECL”) methodology on January 1, 2020 ▪ Presidio systems and integration successfully completed in 1Q20 ▪ Funded $334.4 million in Round 1 and $174.2 million in Round 2 of SBA Paycheck Protection Program (“PPP”) loans, which totaled $349.7 million at the end of 1Q21, after accounting for loan payoffs and SBA forgiveness ▪ Finalized move to new San Jose headquarters in 3Q20 ▪ Developing post - pandemic reopening process

6 Heritage Commerce Corp Snapshot Headquartered in San Jose, California (1) Tangible Common Equity (2) Tax Equivalent Yield At or for the Quarter Ended March 31, 2021 n Total Assets 5.0$ billion n Total Loans 2.7$ billion n Total Deposits 4.3$ billion n Total Shareholders' Equity 581.7$ million n TCE (1) /Tangible Assets 8.26% n Total Capital Ratio 16.5% n Loans to Deposits Ratio 63.21% n Net Interest Margin(TEY) (2) 3.22% n Diluted Earnings Per Share 0.19$ per share n Quarterly Cash Dividend 0.13$ per share

Projected Projected Projected 2021 5-Yr Projected 5-Yr Median Household 2021 Population Household Income County Population Growth Income Growth Santa Clara 1,942,634 3.20% 137,720$ 14.01% Alameda 1,682,115 3.73% 113,666 15.46% Contra Costa 1,159,673 3.55% 112,715 14.48% San Francisco 888,361 3.50% 125,039 14.08% San Mateo 770,038 2.74% 136,562 14.41% Marin 258,786 1.40% 135,109 14.28% San Benito 63,824 4.54% 93,354 10.89% California 39,740,046 2.56% 82,565 12.24% National 330,946,040 2.91% 67,761 9.01% Source: SNL as of 3/31/21 ▪ Well - positioned in seven affluent counties of the San Francisco Bay Area Located in the Economically Vibrant San Francisco Bay Area 7

8 Market Share ▪ HBC ranks second amongst independent community banks headquartered in the San Francisco Bay Area (1) • Largest independent community bank headquartered in Santa Clara County (1) San Francisco Bay Area refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FD IC, Summary of Deposits as of June 30, 2020. (2) 17 branches included two branches in San Mateo with one closed during the third quarter of 2020. Does not include the Hollis ter Branch which is located in San Benito County. Deposits 2020 Branch in Bay Area (1) Rank Bank Count ($000) Top Regional Banks: 1Fremont Bank 22 4,503,094 2 Heritage Bank of Commerce (2) 17 3,876,885 3Mechanics Bank 28 3,557,738 4Bank of Marin 15 2,187,590 5Sterling Bank and Trust, FSB 20 1,906,851 6California Bank of Commerce 2 1,389,789 7Avidbank 2 1,262,008 8United Business Bank 8 795,493 9Bank of the Orient 7 732,686 10Bank of San Francisco 1 523,283 Top National Franchises: 1Bank of America, NA 192 218,611,077 2Wells Fargo Bank, NA 225 126,296,868 3Silicon Valley Bank 4 69,086,755 4First Republic Bank 37 51,238,235 5JPMorgan Chase Bank, NA 206 50,318,144 6Bank of the West 77 29,477,878 7Citibank, NA 93 26,032,000 Totals for Market: (1) 1,375 690,469,165

9 Current Balance Sheet Highlights (in $000’s) % Change % Change 3/31/21 12/31/20 3/31/20 from 12/31/20 from 3/31/20 n Total Assets 5,001,390$ 4,634,114$ 4,078,162$ 8% 23% n Total Loans 2,704,707$ 2,619,261$ 2,553,911$ 3% 6% n Core Deposits (1) 4,147,931$ 3,786,829$ 3,255,044$ 10% 27% n Total Deposits 4,279,102$ 3,914,486$ 3,366,639$ 9% 27% n Equity / Total Assets 11.63% 12.47% 14.01% -7% -17% n TCE (2) / Tangible Assets 8.26% 8.85% 9.88% -7% -16% n Total Capital Ratio 16.5% 16.5% 14.8% 0% 11% For the Periods Ended: (1) Excludes time deposits $250 and over and all CDARs (2) Tangible Common Equity

Demand, noninterest - bearing Demand, interest - bearing Savings and money market Time deposits - under $250 Time deposits - $250 and over CDARS - interest - bearing demand, money market and time deposits March 31, 2021 Balance % of Total Demand, noninterest-bearing 1,813,962$ 42% Demand, interest-bearing 1,101,807 26% Savings and money market 1,189,566 28% - Time deposits - under $250 42,596 1% Core Deposits 4,147,931 97% Time deposits - $250 and over 102,508 2% CDARS - interest-bearing demand, money market and time deposits 28,663 1% Total 4,279,102$ 100% Strong Deposit Base (in $000’s) 10

Commercial SBA PPP Loans CRE - Owner Occupied CRE - Non - owner occupied Land & Construction Equity Lines Multifamily Residential Mortgages Consumer & Other Deferred fees March 31, 2021 Diversified Loan Portfolio (in $000’s) 11 Balance % of Total Commercial 559,698$ 20% SBA PPP Loans 349,744 13% CRE - Owner Occupied 568,637 21% CRE - Non-owner occupied 700,117 26% Land & Construction 159,504 6% Equity Lines 104,303 4% Multifamily 168,917 6% Residential Mortgages 82,181 3% Consumer & Other 19,872 1% Total Loans 2,712,973 100% Deferred Fees, Net (8,266) - Total 2,704,707$ 100%

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Classified Assets NPA's* ACLL** 1.NPA's/Total Assets = 0.11% 1.Classified Assets $33,420 2.ACLL/ NPL's = 791.99% 2.NPA's $5,593 3.ACLL/Total Loans = 1.64% 3.ACLL $44,296 4.Classified Assets/Total Assets = 0.67% Credit Quality Metrics (in $000’s) 12 * Nonperforming assets (“NPA”); nonperforming loans (“NPLs”) ** Allowance for credit losses on loans (“ACLL”) as of March 31, 2021 and December 31, 2020, allowance for loan losses for a ll prior periods

13 Operating Performance (Dollars in thousands, except per share amounts) (1) Earnings Per Share (2) Return on Average Tangible Assets (3) Return on Average Tangible Equity % Change % Change 1Q 2021 4Q 2020 1Q 2020 from 4Q 2020 from 1Q 2020 2020 2019 % Change Net Interest Income $34,958 $34,205 $38,580 2% -9% $141,890 $131,812 8% Provision (Recapture) for Credit Losses on Loans (1,512) (1,348) 13,270 -12% -111% 13,233 846 1464% Net Interest Income after Provision for Credit Losses on Loans 36,470 35,553 25,310 3% 44% 128,657 130,966 -2% Noninterest Income 2,301 2,056 3,193 12% -28% 9,922 10,244 -3% Noninterest Expense 23,244 21,557 25,774 8% -10% 89,511 84,898 5% Income Before Income Taxes 15,527 16,052 2,729 -3% 469% 49,068 56,312 -13% Income Tax Expense 4,323 4,429 868 -2% 398% 13,769 15,851 -13% Net Income $11,204 $11,623 $1,861 -4% 502% $35,299 $40,461 -13% Diluted EPS (1) 0.19$ 0.19$ 0.03$ 0% 533% 0.59$ 0.84$ -30% ROATA (2) 0.99% 1.02% 0.19% -3% 421% 0.83% 1.25% -34% ROATE (3) 11.50% 11.75% 1.91% -2% 502% 9.04% 13.09% -31% Efficiency Ratio 62.38% 59.45% 61.70% 5% 1% 58.96% 59.76% -1% Full Year

0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% Yield on Interest Earning Assets Net Interest Margin Cost of Funds Net Interest Margin Trend (TEY) 14

$0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 4Q 3Q 2Q 1Q (1) (2) (4) 2014 2015 2016 2017 2018 2019 2020 2021 4Q 0.11$ 0.12$ 0.19$ 0.03$ 0.30$ 0.10$ 0.19$ 3Q 0.11$ 0.10$ 0.18$ 0.22$ 0.28$ 0.26$ 0.19$ 2Q 0.10$ 0.14$ 0.19$ 0.19$ 0.02$ 0.26$ 0.18$ 1Q 0.10$ 0.13$ 0.16$ 0.17$ 0.23$ 0.28$ 0.03$ 0.19$ (1) Includes $7.1 million of tax expense associated with remeasurement of net deferred tax assets in the fourth quarter of 2017. (2) Includes pre - tax acquisition costs of $8.2 million related to the Tri - Valley and United American acquisitions completed in 2Q18 and $6.1 million increase in the provision for loan losses related to a specific reserve for a $22.9 million lending relationship that was placed on no naccrual during the second quarter of 2018. (3) Includes $11.8 million of pre - tax acquisition costs related to the Presidio merger completed in 4Q19. (4) Earnings for the first quarter of 2020 were impacted by the effect of our first quarter $13.3 million pre - tax CECL related provi sion for credit losses on loans, driven by forecasted effects on economic activity from the Coronavirus pandemic, and $2.4 million of pre - tax merger - related costs. Diluted EPS 15 (3)

$0.08 $0.08 $0.09 $0.09 $0.09 $0.09 $0.10 $0.10 $0.10 $0.10 $0.11 $0.11 $0.11 $0.11 $0.12 $0.12 $0.12 $0.12 $0.13 $0.13 $0.13 $0.13 $0.13 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 Common Dividends Declared Per Share 16

▪ Small to medium size business customer relationship focus in vibrant economic geography ▪ Competitive loan and deposit/cash management products catering to businesses ▪ Diversified specialty business units ▪ Highly experienced management team throughout the company ▪ Solid capital and liquidity management • 16.5% total capital ratio under the Basel III regulatory requirements at 3/31/21 • 63.21% loan to deposit ratio at 3/31/21 • Quarterly common dividend at $0.13 per share in the first quarter of 2021 and all of 2020 ▪ Excellent locations and markets with solid market share among community banks • 17 branch locations • HBC ranks second in deposit market share amongst independent community banks (1) • San Francisco and San Jose combined MSA’s are second in the state of California in households with income greater than $200,000 (1) Market refers to Alameda, Contra Costa, Marin, San Francisco, San Mateo, and Santa Clara counties. Source: FDIC, Summary of Deposits as of June 30, 2020. Positioned for Continued Growth in the San Francisco Bay Area 17

Michael E . Benito Executive Vice President Business Banking Manager 408 . 792 . 4085 Margo G . Butsch Executive Vice President Chief Credit Officer 408 . 200 . 8738 Jeffrey L . Javits Executive Vice President Chief Information Officer 408 . 494 . 4520 Robertson Clay Jones Executive Vice President President of Community Business Banking Group 408 . 792 . 4010 Lawrence D . McGovern Executive Vice President Chief Financial Officer 408 . 494 . 4562 Teresa L . Powell Executive Vice President Director of HOA & Deposit Services 408 . 200 . 8712 Walter T. Kaczmarek President and Chief Executive Officer 408.494.4500 Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408.494.4542 Glen E. Shu Executive Vice President President of Specialty Finance Group 650.645.4834 May K . Y . Wong Executive Vice President Controller 408 . 494 . 4596 Management Team 18 Corporate Headquarters 224 Airport Parkway San Jose, CA 95110 NASDAQ: HTBK

For more information contact: Deborah K. Reuter Executive Vice President Chief Risk Officer & Corporate Secretary 408 - 494 - 4542 19